EXHIBIT 21


CAREMATRIX OF MASSACHUSETTS, INC. (formerly CareMatrix Corporation) (Delaware corporation) (in GA d/b/a Chancellor of ARI)
CMD SECURITIES CORP. (Delaware corporation)
CAREMATRIX OF AMBER LIGHTS, INC. (Delaware corporation)
CAREMATRIX OF AMETHYST ARBOR, INC. (Delaware corporation)
CAREMATRIX OF EMERALD SPRINGS, INC. (Delaware corporation)
CAREMATRIX OF DESERT AMETHYST, INC. (Delaware corporation)
CAREMATRIX OF THE INN AT THE AMETHYST, INC. (Delaware corporation)
CAREMATRIX OF DARIEN, INC. (Delaware corporation)
CAREMATRIX OF WESTFIELD COURT, INC.(Delaware corporation)
CAREMATRIX OF AVON, INC. (Delaware corporation)
CAREMATRIX OF WOODBRIDGE, INC. (Delaware corporation)
CAREMATRIX OF MILFORD, INC. (Delaware corporation)
CAREMATRIX OF HAMDEN, INC. (Delaware corporation)
CAREMATRIX OF RIDGEFIELD (SNF), INC. (Delaware corporation)
CAREMATRIX OF ORANGE, INC. (Delaware corporation)
BAILEY RETIREMENT CENTER, INC. (Florida corporation)
BAILEY RETIREMENT CENTER (DE), INC. (Delaware corporation)
CAREMATRIX OF LAUDERHILL I, INC. (Delaware corporation)
CAREMATRIX OF PALM BEACH GARDENS (SNF), INC. (Delaware corporation)
CAREMATRIX OF ARI, INC. (Delaware corporation)
CCC OF MARYLAND, INC.  (Delaware corporation)
CAREMATRIX OF NEEDHAM, INC. (Delaware corporation) (Town of Needham d/b/a Avery Manor and Avery Crossings)
STAN/OAK DEVELOPMENT CORP. (Delaware corporation)
CAREMATRIX OF DEDHAM, INC. (Delaware corporation)
STANDISH LAKES REGION VILLAGES, INC. (New Hampshire corporation)
AMA NEW JERSEY DEVELOPMENT, INC. (New Jersey corporation)
CAREMATRIX OF PRINCETON (SNF), INC. (Delaware corporation)
CAREMATRIX OF PRINCETON (ALF), INC. (Delaware corporation)
WESTBURY HOME OPERATING COMPANY, LLC (New York limited liability company) ISLAND MANOR OPERATING COMPANY, LLC (New York limited liability company)
THE ISLANDIA COMMUNITY FOR SENIORS OPERATING COMPANY, LLC (New York limited liability company)
SHIRLBART REAL ESTATE OPERATING COMPANY (New York limited liability company) SOUTH SHORE ASSOCIATES, LLC (New York limited liability company)
ADLANDCO DEVELOPMENT CORPORATION (New Jersey corporation)
SENIORLAND COMPANY, LLC (New York limited liability company)
SHIRLBART REAL ESTATE OPERATING COMPANY, L.P. (Delaware limited partnership) SHIRLBART REAL ESTATE OPERATING COMPANY GP, LLC (Delaware limited liability company)
ISLAND MANOR OPERATING COMPANY, L.P. (Delaware limited partnership)
ISLAND MANOR OPERATING COMPANY GP, LLC (Delaware limited liability company) SOUTH SHORE ASSOCIATES, L.P. (Delaware limited partnership)
SOUTH SHORE ASSOCIATES GP, LLC (Delaware limited liability company)
WESTBURY HOME OPERATING COMPANY, L.P. (Delaware limited partnership)
WESTBURY HOME OPERATING COMPANY GP, LLC (Delaware limited liability company) THE ISLAND COMMUNITY FOR SENIORS OPERATING COMPANY, L.P. (Delaware limited partnership)
THE ISLAND COMMUNITY FOR SENIORS OPERATING COMPANY GP, LLC (Delaware limited liability company)
SENIORCARE GROUP, LTD. (New York corporation)
DOMINION VILLAGE OF WILLIAMSBURG GP, LLC (Delaware limited liability
DOMINION VILLAGE OF POQUOSON GP, LLC (Delaware limited liability company) DOMINION VILLAGE OF CHESAPEAKE GP, LLC (Delaware limited liability company) DOMINION VILLAGE AT WILLIAMSBURG, L.P.(Delaware limited partnership)
DOMINION VILLAGE AT POQUOSON, L.P. (Delaware limited partnership)
DOMINION VILLAGE AT CHESAPEAKE, L.P. (Delaware limited partnership)
CAREMATRIX OF PARK RIDGE (SNF), INC. (Delaware corporation)
CAREPLEX OF HOMESTEAD, INC. (Delaware corporation)
CAREPLEX OF MIAMI SHORES, INC. (Delaware corporation)
CAREMATRIX OF ANNAPOLIS, INC. (Delaware corporation)
CAREPLEX OF CRAGGANMORE, INC. (Delaware
corporation) LOWRY VILLAGE, INC. (Florida corporation)
CAREMATRIX OF PALM BEACH, INC. (Delaware corporation)
CAREMATRIX OF LAUDERHILL II, INC. (Delaware corporation)
CAREMATRIX OF RIDGEFIELD (ALF), INC. (Delaware corporation)
CAREMATRIX OF SAHARA LAKES, INC. (Delaware corporation)
CAREMATRIX OF CLEARFIELD, INC. (Delaware corporation)
PIEDMONT VILLAGES, INC. (North Carolina corporation)
DOMINION VILLAGES, INC. (Virginia corporation)
CAREMATRIX OF PIEDMONT VILLAGE AT NEWTON, INC. (Delaware corporation) CAREMATRIX OF PIEDMONT VILLAGE AT STATESVILLE, INC. (Delaware corporation) CAREMATRIX OF PIEDMONT VILLAGE AT YADKINVILLE, INC. (Delaware corporation)